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                                CASH TRANSACTIONS

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
                                      CABCO TR FOR FLORIDA POWER AND
                                      LIGHT

December 2, 2002                      Receipt of Interest on                         $881,250.00
                                      Florida Power and Light 7.05%
                                      Debentures (CUSIP 124675109)

December 2, 2002                      Funds Disbursed to
                                      Holders of CABCO
                                      Trust Certificates                             $881,250.00
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